UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2019

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2019, Cardinal Health, Inc. (the “Company”), JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Lead Arranger and Joint Book Manager, Bank of America, N.A., as Syndication Agent, MUFG Bank, Ltd., as Syndication Agent, Joint Lead Arranger and Joint Book Manager, Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, HSBC Bank USA, N.A., and Wells Fargo Bank, N.A. as Documentation Agents, and BofA Securities, Inc., as Joint Lead Arranger and Joint Book Manager, entered into a Second Amended and Restated Five-Year Credit Agreement (the “Second Amended and Restated Credit Agreement”).

The Second Amended and Restated Credit Agreement, among other things, allows the Company access to $2.0 billion of revolving credit, extends the term of the revolving credit facility to June 27, 2024 and requires the Company to maintain a Consolidated Net Leverage Ratio no greater than 4.25-to-1.00 on June 30, 2019. The maximum ratio permitted as of the end of any fiscal quarter will reduce to 4.00-to-1.00 in September 2019 and to 3.75-to-1:00 in March 2021. This revolving credit facility backs the Company's existing commercial paper program and may be used for general corporate purposes.

 From time to time, the financial institutions party to the Second Amended and Restated Credit Agreement or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company. The Company pays these financial institutions customary fees and expenses for these services. Bank of America, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Goldman Sachs Bank USA and SunTrust Bank or their affiliates serve as dealers under the Company's commercial paper program. In addition, MUFG Bank, Ltd., Wells Fargo Bank, N.A., The Bank of Nova Scotia, PNC Bank, National Association and Credit Agricole Corporate and Investment Bank or their affiliates participate as purchasers and managing agents under the Company's committed receivables sales facility program.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1
Second Amended and Restated Five-Year Credit Agreement, dated as of June 27, 2019, among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Lead Arranger and Joint Book Manager, Bank of America, N.A., as Syndication Agent, MUFG Bank, Ltd., as Syndication Agent, Joint Lead Arranger and Joint Book Manager, Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, HSBC Bank USA, N.A., and Wells Fargo Bank, N.A. as Documentation Agents, and BofA Securities, Inc., as Joint Lead Arranger and Joint Book Manager

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: June 28, 2019	By:	/s/ Jorge M. Gomez
Name: Jorge M. Gomez
Title: Chief Financial Officer